T. Rowe Price Corporate Income Fund, Inc.

Supplement to Summary Prospectus

The following information updates the Supplement to Summary Prospectus, dated June 15, 2010, for the T. Rowe Price Corporate Income Fund. This change is effective immediately.

The last sentence of the first paragraph of the Summary Prospectus is further revised as follows:

This Summary Prospectus incorporates by reference the fund`s prospectus dated October 1, 2009, prospectus supplement dated June 15, 2010, and Statement of Additional Information dated August 31, 2010.

All other information in the Supplement, dated June 15, 2010, is unchanged.

The date of this supplement is September 3, 2010.